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                                                                    10 (cxxxix)

                               AMENDMENT NO. 1
                                    TO THE
                            MASTER TRUST AGREEMENT
                                   BETWEEN
                            NACCO INDUSTRIES, INC.
                                     AND
                     STATE STREET BANK AND TRUST COMPANY
                                     FOR
                        DEFINED BENEFIT PENSION PLANS


   NACCO Industries, Inc. (the "Company") hereby adopts this Amendment No. 1 to the Master Trust Agreement (the "Agreement") dated January 1, 1994 between the Company and State Street Bank and Trust Company (the "Trustee"). The provisions of this Amendment shall be effective as of January 1, 1995. Words and phrases used herein with initial capital letters which are defined in the Agreement are used herein as so defined.

                                   Section 1
                                   ---------

   The preamble to the Agreement is hereby amended by adding the following "WHEREAS" clause following the third "WHEREAS" clause thereof:
        "WHEREAS, effective as of the close of business on December 31, 1994, five of the defined benefit plans of the Company and its Subsidiaries were merged to form a single plan;"

                                   Section 2
                                   ---------

   The preamble to the Agreement is hereby amended by deleting the fourth "WHEREAS" clause therefrom and replacing it with the following:
        "WHEREAS, the authority to conduct the general operation and administration of each of the Plans (or each portion of a Plan, as applicable) is vested in the Administrative Committee or Committees appointed under each such Plan, who shall have the authorities and shall be subject to the duties with respect to the





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        trust specified in the applicable Plan (or applicable portion thereof)
        and in this Trust Agreement."

                                   Section 3
                                   ---------

   Schedule A to the Agreement is hereby amended in its entirety to read as follows:

  "1.   The NACCO Materials Handling Group, Inc. Danville Shop
        Employees Pension Plan;

   2. The NACCO Materials Handling Group, Inc. Kewanne Shop Employees Pension Plan;

   3. The NACCO Materials Handling Group, Inc. Portland and Branch Store Shop Employees Pension Plan;

   4. The Combined Defined Benefit Plan for NACCO Industries, Inc. and its Subsidiaries (which is a single Plan consisting of the following Parts:
        Part I of the Plan contains the provisions relating to The North American Coal Corporation Salaried Employees Pension Plan; Part II of the Plan contains the provisions relating to the Hamilton Beach/Proctor-Silex, Inc. Profit Sharing Retirement Plan, and Part III of the Plan contains the provisions relating to the combined NACCO Materials Handling Group, Inc. Cash Balance Plan).


   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers on the dates shown below.

                                        NACCO INDUSTRIES, INC.


Date: 3/   /95                          By:  Charles Bittenbender
      ------------------                     ------------------------------
                                             Title: Vice President



                                        STATE STREET BANK AND TRUST COMPANY


Date: 3/30/95                           By:
      ------------------                     ------------------------------
                                             Title: Vice President





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